UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2020

KURA ONCOLOGY, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37620	61-1547851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12730 High Bluff Drive, Suite 400, San Diego, CA		92130
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 500-8800

3033 Science Park Road, Suite 220, San Diego, CA 92121

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KURA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 24, 2020, Kura Oncology, Inc. held its Annual Meeting of Stockholders (the “Annual Meeting”). As of the close of business on April 27, 2020, the record date for the Annual Meeting, there were 45,433,279 shares of common stock outstanding, of which 37,407,261 shares of common stock were present in person or represented by proxy at the Annual Meeting.

At the Annual Meeting, stockholders:

(1) elected Steven H. Stein, M.D., Mary T. Szela and Diane Parks as Class III directors to hold office until the 2023 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal;

(2) ratified the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020;

(3) approved, on an advisory basis, the compensation paid to our named executive officers as disclosed in the proxy statement; and

(4) approved, on an advisory basis, the recommended frequency of solicitation of stockholder advisory approval of executive compensation every year.

The following sets forth detailed information regarding the final results of the voting for the Annual Meeting:

Proposal 1. Election of Directors

Name of Director Elected	For	Withheld	Broker Non-Votes
Steven H. Stein, M.D.	26,639,903	8,035,858	2,731,500
Mary T. Szela	32,058,336	2,617,425	2,731,500
Diane Parks	32,169,154	2,506,607	2,731,500

Proposal 2. Ratification of the Selection of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
34,996,944	30,258	2,380,059	—

Proposal 3. Advisory Vote on Executive Compensation

For	Against	Abstain	Broker Non-Votes
31,232,759	1,059,555	2,383,447	2,731,500

Proposal 4. Advisory Vote on the Frequency of Solicitation of Stockholder Advisory Approval of Executive Compensation

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
31,481,954	6,878	802,100	2,384,829	2,731,500

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KURA ONCOLOGY, INC.

Date: June 26, 2020	By:	/s/ James Basta
James Basta
Chief Legal Officer